Q1 2016 Earnings Release Published April 25, 2016 (Earnings Conference Call April 26, 2016) Lawrence Dewey, Chairman & Chief Executive Officer David Graziosi, President & Chief Financial Officer Exhibit 99.2

Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; the failure of markets outside North America to increase adoption of fully-automatic transmissions; risks related to our substantial indebtedness; the concentration of our net sales in our top five customers and the loss of any one of these; future reductions or changes in government subsidies and other external factors impacting demand for hybrid vehicles; U.S. defense spending; general economic and industry conditions; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments and changing customer needs; risks associated with our international operations; and labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers. Allison Transmission cannot assure you that the assumptions made in preparing any of the forward- looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein. Actual results may vary significantly from these statements. Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Annual Report on Form 10-K for the year ended December 31, 2015.

Non-GAAP Financial Information We use Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash flow and free cash flow to evaluate our performance relative to that of our peers. In addition, the Senior Secured Credit Facility has certain covenants that incorporate Adjusted EBITDA. However, Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash flow and free cash flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. Adjusted net income is calculated as the sum of net income, interest expense, net, income tax expense (benefit), trade name impairment and amortization of intangible assets, less cash interest, net and cash income taxes, and adjusted for certain non-recurring items. Adjusted EBITDA is calculated as the sum of Adjusted net income, cash interest, net, cash income taxes, depreciation of property, plant and equipment and other adjustments as defined by the Senior Secured Credit Facility and as further described below. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by net sales. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is free cash flow adjusted for non-recurring items. We use Adjusted net income to measure our overall profitability because it better reflects our operating performance and cash flow generation by capturing the actual cash interest paid and cash taxes paid rather than our interest expense and tax expense as calculated under GAAP and excludes the impact of the non-cash annual amortization of certain intangible assets. We use Adjusted EBITDA and Adjusted EBITDA margin to evaluate and control our cash operating costs and to measure our operating profitability. We use adjusted free cash flow and free cash flow to evaluate the amount of cash generated by the business that, after the capital investment needed to maintain and grow our business, can be used for strategic opportunities, including investing in our business and strengthening our balance sheet. We believe the presentation of Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, and adjusted free cash flow enhances our investors' overall understanding of operating performance and cash flow of our business. You should not consider Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash flow and free cash flow as an alternative to net income, determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of Allison’s cash flow.

Call Agenda Q1 2016 Performance Full Year 2016 Guidance Update

Q1 2016 Performance Summary ($ in millions) Q1 2016 Q1 2015 % Variance Net Sales $462 $504 (8.2%) Gross Margin % 46.5% 47.5% (100 bps) Adjusted Net Income (1) $109 $150 (27.1%) Adjusted Free Cash Flow (1) $113 $98 15.4% See Appendix for a reconciliation of Adjusted Net Income and Adjusted Free Cash Flow. Commentary Net Sales: the decrease was principally driven by lower demand in the global Off-Highway and Service Parts, Support Equipment & Other end markets. Gross Margin: the decrease was principally driven by decreased net sales partially offset by favorable direct material costs and lower manufacturing expense commensurate with decreased net sales. Adjusted Net Income: the decrease was principally driven by decreased net sales, stockholder activism expenses, dual power inverter module (“DPIM”) extended coverage program adjustments, increased cash interest expense and unfavorable product warranty adjustments partially offset by favorable direct material costs and lower manufacturing expense. Adjusted Free Cash Flow: the increase was principally driven by increased net cash provided by operating activities partially offset by increased capital expenditures and decreased excess tax benefit from stock-based compensation.

Q1 2016 Sales Performance ($ in millions) End Markets Q1 2016 Q1 2015 % Variance Commentary North America On-Hwy $257 $268 (4%) Principally driven by lower demand for Rugged Duty Series models North America Hybrid-Propulsion Systems for Transit Bus $17 $18 (6%) Principally driven by lower demand due to engine emissions improvements and non-hybrid alternatives that generally require a fully-automatic transmission (e.g. XNG) North America Off-Hwy $5 $22 (77%) Principally driven by lower demand from hydraulic fracturing applications Defense $25 $25 0% Principally driven by higher demand for Wheeled Defense offset by lower demand for Tracked Defense Outside North America On-Hwy $70 $57 23% Principally driven by higher demand in Europe and Japan Outside North America Off-Hwy $3 $16 (81%) Principally driven by lower demand in the energy and mining sectors Service Parts, Support Equipment & Other $85 $98 (13%) Principally driven by lower demand for global Off-Highway service parts partially offset by higher demand for global On-Highway service parts Total $462 $504 (8%)

Q1 2016 Financial Performance

($ in millions, except share data)	Q1 2016	Q1 2015	$ Var	% Var	Commentary
Net Sales	$462.1	$503.6	($41.5)	(8.2%)	Decrease was principally driven by lower demand in the global Off-Highway and Service Parts, Support Equipment & Other end markets
Cost of Sales	$247.0	$264.4	$17.4	6.6%	
Gross Profit	$215.1	$239.2	($24.1)	(10.1%)	Decrease was principally driven by decreased net sales partially offset by favorable direct material costs and lower manufacturing expense commensurate with decreased net sales
Operating Expenses					
Selling, General and Administrative Expenses	$82.6	$73.4	($9.2)	(12.5%)	Increase principally driven by stockholder activism expenses, DPIM extended coverage program adjustments and unfavorable product warranty adjustments
Engineering – Research and Development	$21.8	$22.2	$0.4	1.8%	
Impairment Loss(1)	$0.0	$1.3	$1.3	100%	
Total Operating Expenses	$104.4	$96.9	($7.5)	(7.7%)	
Operating Income	$110.7	$142.3	($31.6)	(22.2%)	
Interest Expense, net	($34.1)	($36.9)	$2.8	7.6%	Decrease principally driven by debt repayments and refinancing partially offset by unfavorable mark-to-market adjustments for our interest rate derivatives
Other Income (Expense), net	($0.1)	$2.8	($2.9)	(103.6%)	Decrease principally driven by foreign exchange losses on intercompany financing
Income Before Income Taxes	$76.5	$108.2	($31.7)	(29.3%)	
Income Tax Expense	($28.2)	($39.8)	$11.6	29.1%	
Net Income	$48.3	$68.4	($20.1)	(29.4%)	
Diluted Earnings Per Share	$0.28	$0.38	($0.10)	(26.3%)	Q1 2016: 171.5M shares; Q1 2015: 182.4M shares
Adjusted Net Income(2)	$109.1	$149.7	($40.6)	(27.1%)	
Adjusted EBITDA(2)	$162.1	$190.1	($28.0)	(14.7%)	

(1) 2015: Impairment of long lived assets and accrued expenses related to the production of the H3000 and H4000 hybrid propulsion systems.
(2) See Appendix for a reconciliation from Net Income.

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Allison Transmission

Q1 2016 Cash Flow Performance

($ in millions)	Q1 2016	Q1 2015	$ Variance	% Variance	Commentary
Net Cash Provided by Operating Activities	$118	$91	$27	29.6%	Principally driven by decreased operating working capital, lower incentive compensation payments, decreased excess tax benefit from stock-based compensation and favorable direct material cost partially offset by decreased net sales and increased cash interest expense
CapEx	$6	$1	$5	392.3%	Principally driven by timing of productivity and replacement programs spending
Adjusted Free Cash Flow (1)	$113	$98	$15	15.4%	Principally driven by increased net cash provided by operating activities partially offset by increased capital expenditures and lower excess tax benefit from stock-based compensation

($ in millions)	Q1 2016	Q1 2015	$ Variance	% Variance	Commentary
Operating Working Capital(2) Percentage of LTM Net Sales	11.7%	11.0%	N/A	70 bps	Principally driven by reduced LTM Net Sales partially offset by lower inventories
Cash Paid for Interest	$22	$18	$4	16.8%	Sr. Notes refinancing impact of monthly vs semi-annual settlements partially offset by rate changes due to refinancing
Cash Paid for Income Taxes	$3	$2	$1	32.0%	In line with prior period

(1) See Appendix for a reconciliation of Adjusted Free Cash Flow.
(2) Operating Working Capital = A/R + Inventory – A/P.

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Allison Transmission

2016 Guidance Update - Summary Guidance Commentary Net Sales Change from 2015 (6.5) to (9.5) percent Guidance reflects expectations for tempering demand conditions in the North America On-Highway end market, no meaningful relief from the global Off-Highway end market challenges and divergent global economic environments. Guidance also assumes previously considered reductions in demand for North America Hybrid-Propulsion Systems for Transit Bus due to engine emissions improvements and non-hybrid alternatives. Adjusted EBITDA Margin 32.5 to 34.0 percent Principally driven by Net Sales and the execution of several initiatives to align costs and programs across our business with challenging end markets demand conditions Adjusted Free Cash Flow ($ in millions) $400 to $450 $2.30 to $2.60 per diluted share CapEx ($ in millions) Maintenance New Product Programs $60 $5 to $15 Subject to timely completion of development and sourcing milestones Cash Income Taxes ($ in millions) $10 to $15 U.S. income tax shield and net operating loss utilization

APPENDIX Non-GAAP Financial Information

Non-GAAP Reconciliations (1 of 2) Adjusted Net Income and Adjusted EBITDA reconciliation (1) Includes income related to benefit plan adjustments, employee stock compensation expense, service fees paid to Allison’s Sponsors $ in millions, Unaudited Three months endedMarch 31, Last twelve months ended March 31, 2011 2012 2013 2014 2015 2015 2016 2016 Net income $103 $514.20000000000005 $165.4 $228.6 $182.3 $68.400000000000006 $48.3 $162.19999999999999 plus: Interest expense, net 217.3 151.19999999999999 132.9 138.4 114.5 36.9 34.1 111.7 Cash interest expense, net -,208.6 -,167.3 -,159.19999999999999 -,140 -97.1 -18.5 -21.6 -,100.2 Income tax expense (benefit) 47.6 -,298 100.7 139.5 106.5 39.799999999999997 28.2 94.9 Cash income taxes -5.8 -10.7 -3.8 -5 -5.2 -2.5 -3.3 -6 Fee to terminate services agreement with Sponsors — 16 — — — — — — Technology-related investment expenses — 14.4 5 2 — — — — Public offering expenses — 6.1 1.6 1.4 — — — — Impairments — — — 15.4 81.3 1.3 — 80 Environmental Remediation — — — — 14 — — 14 Amortization of intangible assets 151.9 150 105.3 98.8 97.1 24.3 23.4 96.2 Adjusted net income $305.39999999999998 $375.90000000000009 $347.9 $479.09999999999997 $493.40000000000009 $149.70000000000002 $109.1 $452.8 Cash interest expense 208.6 167.3 159.19999999999999 140 97.1 18.5 21.6 100.2 Cash income taxes 5.8 10.7 3.8 5 5.2 2.5 3.3 6 Depreciation of property, plant and equipment 103.8 102.5 98.7 93.8 88.3 21.4 20.7 87.6 Loss on redemptions and repayments of long-term debt 16 22.1 0.8 0.5 0.3 0.2 — 0.1 Stockholder activism expenses — — — — — — 3.6 3.6 Dual power inverter module extended coverage — 9.4 -2.4 1 -2.1 -1.8 1.5 1.2 UAW Local 933 signing bonus — 8.8000000000000007 — — — — — — Benefit plan re-measurement — 2.2999999999999998 — — — — — — Unrealized loss (gain) on commodity hedge contracts 6.5 -1 1.5 -1 1.1000000000000001 -0.2 -0.5 0.8 Unrealized loss (gain) on foreign exchange 0.3 0.1 2.2999999999999998 5.2 1.4 -2.2999999999999998 0.6 4.3 Premiums and expenses on tender offer and redemption of long-term debt 56.9 — — — 25.3 — — 25.3 Restructuring charges — — 1 0.7 — — — — Other, net(1) 8.6 7 13.8 14.7 9.8000000000000007 2.1 2.2000000000000002 9.9 Adjusted EBITDA $711.89999999999986 $705.1 $626.59999999999991 $739 $719.8 $190.1 $162.09999999999997 $691.8 Adjusted EBITDA excluding technology-related license expenses $711.9 $717.1 $632.6 $745.1 $720 $190.1 $162.1 $692 Net Sales $2,162.8000000000002 $2,141.8000000000002 $1,926.8 $2,127.4 $1,985.8 $503.6 $462.1 $1,944.3 Adjusted EBITDA margin 0.32915664878860729 0.32900000000000001 0.32500000000000001 0.34699999999999998 0.36199999999999999 0.377 0.35099999999999998 0.35580928869001693 Adjusted EBITDA margin excl technology-related license expenses 0.32915664878860734 0.33500000000000002 0.32800000000000001 0.35 0.36299999999999999 0.377 0.35099999999999998 0.35591215347425809

Non-GAAP Reconciliations (2 of 2) Adjusted Free Cash Flow reconciliation $ in millions, Unaudited Three months endedMarch 31, Last twelve months ended March 31, 2011 2012 2013 2014 2015 2015 2016 2016 Net Cash Provided by Operating Activities $469.2 $497.5 $463.5 $573.29999999999995 $579.9 $91 $117.9 $606.79999999999995 (Deductions) or Additions: Long-lived assets -96.9 -,123.9 -74.400000000000006 -64.099999999999994 -58.1 -1.3 -6.4 -63.2 Fee to terminate services agreement with Sponsors — 16 — — — — — — Technology-related license expenses — 12 6 6.1 0.2 — — 0.2 Stockholder activism expenses — — — — — — 1 1 Excess tax benefit from stock-based compensation — 5.3 13.7 24.6 8.4 7.8 — 0.6 Adjusted Free Cash Flow $372.29999999999995 $406.9 $408.8 $539.9 $530.4 $97.5 $112.5 $545.4 Net Sales $2,162.8000000000002 $2,141.8000000000002 $1,926.8 $2,127.4 $1,985.8 $503.6 $462.1 $1,944.3 Adjusted Free Cash Flow (% to Net Sales) 0.17213796929905675 0.18998039032589409 0.21216524807971768 0.25378396164332045 0.267096384328734 0.19400000000000001 0.2434537978792469 0.28051226662552076